SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant    __

Check the appropriate box:

__    Preliminary Proxy Statement X    Definitive Proxy Statement __    Definitive Additional Materials

__    Confidential, for Use of the Commission Only (as          permitted by Rule 14a-6(e)(2))

__    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

NOVITRON INTERNATIONAL, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X
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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Novitron International, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

September 27, 2002 at 10:00 a.m.

You are hereby notified that the Annual Meeting of stockholders of Novitron International, Inc. (the "Company") will be held on Friday, September 27, 2002 at 10:00 a.m. at the offices of Peabody & Arnold, 50 Rowes Wharf, Seventh Floor, Boston, Massachusetts, to consider and act upon the following matters:

      To elect four (4) directors for the ensuing year.

      To approve the 2002 Incentive and Stock Plan.

      To ratify the action of the Directors in appointing Deloitte & Touche LLP as the Company's auditors for the 2003 fiscal year.

      To act upon such other business as may properly come before the meeting or any adjournment thereof.

Even if you plan to attend the meeting personally, please be sure to sign and return the enclosed proxy in the envelope provided to:

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10007

Only stockholders of record on the books of the Company at the close of business on August 23, 2002 will be entitled to receive notice of, and vote at, the Annual Meeting or any adjournment thereof.

By order of the Board of Directors,

Anil Khosla, Secretary

August 29, 2002

IMPORTANT: In order to secure a quorum and to avoid the expense of additional proxy solicitation, please vote, date and sign your proxy and return it promptly in the envelope provided even if you plan to attend the meeting personally. If you do attend the annual meeting and desire to withdraw your proxy and vote in person, you may do so. Your cooperation is greatly appreciated.

Novitron International, Inc.
One Gateway Center, Suite 411
Newton, MA 02458

PROXY STATEMENT

SOLICITATION AND VOTING OF PROXIES

This proxy statement and the accompanying proxy form are being mailed by Novitron International, Inc. (the "Company") to the holders of record of the Company's outstanding shares of Common Stock, $.01 par value ("Common Stock"), on or about August 23, 2002. The accompanying proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on September 27, 2002 and any adjournment thereof. The cost of solicitation of proxies will be borne by the Company. Directors, officers and employees may assist in the solicitation of proxies by mail, telephone, telegraph, and personal interview without additional compensation.

When a proxy is returned, prior to or at the meeting, properly signed, the shares represented thereby will be voted by the proxies named in accordance with the stockholder's instructions indicated on the proxy card. You are urged to specify your choices on the enclosed proxy card. If the proxy is signed and returned without specifying choices, the shares will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting of Stockholders and in the discretion of the proxies as to other matters that may properly come before the meeting. Sending in a proxy will not affect a stockholder's right to attend the meeting and vote in person. A proxy may be revoked by notice in writing delivered to the Secretary of the Company at any time prior to its use, by a duly-executed proxy bearing a later date, or by voting in person by ballot at the Annual Meeting. A stockholder's attendance at the meeting will not by itself revoke a proxy.

VOTING SECURITIES AND RECORD DATE

The Company has one class of Common Stock, $.01 par value, outstanding. Each share of Common Stock is entitled to one vote per share. The Board of Directors has fixed August 23, 2002 as the record date for the meeting. Only holders of record of the Company's Common Stock on the record date are entitled to notice of and to vote at the meeting. On the record date, there were 1,488,010 shares of Common Stock issued and outstanding.

The Company's By-laws provide that a quorum shall consist of the representation in person or by proxy at the Annual Meeting of stockholders entitled to vote a majority in interest of the votes that are entitled to be cast at the meeting. Abstentions and broker non-votes will be counted for purpose of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under applicable Delaware law, the effect of broker non-votes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority under applicable rules. The effect of broker non-votes to be brought before the Annual Meeting of Stockholders is discussed below.

With respect to the two matters to come before the stockholders at the Annual Meeting (i) directors shall be elected by a plurality of the voting power present in person or represented by proxy at the meeting and entitled to vote, and (ii) the appointment of the auditors shall be determined by a majority of the voting power present in person or represented by proxy at the meeting and entitled to vote. With respect to the election of directors, only shares that are voted in favor of a particular nominee will be counted towards such nominee's achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee, shares present by proxy where the stockholder properly withholds authority to vote for such nominee and broker non-votes will not be counted towards achievement by such nominee of a plurality. With respect to ratification of the appointment of the auditors, if the stockholder abstains from voting, the shares are considered present at the meeting for such matter but, since they are not affirmative votes for the matter, they will have the same effect as votes against the matter. Broker non-votes will not be considered present at the meeting for such matter and they are therefore not counted in respect of such matter. Such broker non-votes do have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

The Company's Annual Report to Stockholders, including financial statements for the fiscal year ended March 31, 2002, is being mailed to stockholders of record of the Company concurrently with this proxy statement. The Annual Report is not, however, a part of the proxy soliciting materials.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

One of the purposes of the meeting is to elect four (4) directors to serve until the next Annual Meeting of Stockholders or until their successors shall have been duly elected and qualified. It is intended that the proxies solicited by the Board of Directors will be voted in favor of the four (4) nominees named below, unless otherwise specified on the proxy card. Two of the nominees are currently members of the Board and all four (4) nominees have consented to be named and to serve if elected. Audrey Ho and Randal J. Kirk have a daughter together, and Ms. Ho has custody of their daughter. Mr. Kirk and Ms. Ho each own or control ownership interests in, and both serve on the Boards of Directors of, some of the same privately-held companies, and Ms. Ho is employed by a privately-held company controlled by Mr. Kirk.

The Board knows of no reason why any of the nominees will be unavailable or unable to serve as a Director, but in such event, proxies solicited hereby will be voted for the election of another person or persons to be designated by the Board of Directors.

The Board recommends a vote FOR the election of each of the nominees listed below.

The following are summaries of the background and business experience and descriptions of the principal occupations of the nominees.

Israel M. Stein, M.D. (age 59) has been a Director of the Company since 1972. Dr. Stein also has served as Chairman of the Board and President of the Company since 1972. Dr. Stein received his B.A from Brooklyn College of the City University of New York and an M.D. from the Albert Einstein College of Medicine of Yeshiva University.

Randal J. Kirk (age 48) has served as the Managing Director of Third Security, LLC, since 1999. Additionally, Mr. Kirk currently serves in a number of capacities, including the following: Chairman, President, and CEO of New River Pharmaceuticals Inc., since 1996; Chairman of Landmark Scientific, Inc., since 1996; Manager of New River Management Company, L.L.C., since 1996; Chairman of Biological & Popular Culture Inc. since 1999; and Chairman of Howe and Rusling, Inc., since 2001. He serves as a Director of the Radford University Foundation, Inc., since 1998. Mr. Kirk co-founded General Injectables and Vaccines, Inc., in 1983 and served as Chairman of the Board prior to the 1998 sale of the company. Mr. Kirk also served as a Director of Scios, Inc. (NASDAQ: SCIO), between 2000 and 2002. Mr. Kirk received a B.A. in Economics from Radford University and a J.D. from the University of Virginia.

Arthur B. Malman (age 60) has been a Director of the Company since 1975. Mr. Malman is a partner of the law firm of Malman & Goldman, LLP and a principal of the Urban Group, a real-estate investment company. Mr. Malman received a B.A. from Princeton University and a J.D. from the Yale University School of Law, and attended Columbia University School of Business Administration.

Audrey Ho (age 35) has served as a Director of Clinical Chemistry Holdings, Inc., since 1999, and serves as its President and CEO. Additionally, Ms. Ho has served as a Director of Landmark Scientific, Inc., since 2000, and serves as its President; and as a Director of Landmark Scientific Asia PTE, Ltd. since 1997, and serves as its President. Previously, Ms. Ho served as President of Biological & Popular (Bermuda) Ltd., during 1996, and as Strategic Development Manager, Mount Elizabeth Hospital in the Republic of Singapore from 1992 to 1996. Ms. Ho received a Bachelor of Business Administration from the National University of Singapore and a Master of Health Science from Johns Hopkins University.

BOARD OF DIRECTORS

Meetings of the Board of Directors and Committees

The Board of Directors met three (3) times during the fiscal year ended March 31, 2002 and there were six actions taken in writing. The Board of Directors has standing Audit and Compensation Committees. The Board has no nominating committee. All of the directors attended all of the meetings of the Board and Board committees on which they served during the fiscal year ended March 31, 2002.

The Compensation Committee consists of Messrs. Sherman and Malman and has responsibility to evaluate compensation plans for employees, management and directors, and to make recommendations on compensation to the Board. The Compensation Committee met once during the fiscal year ended March 31, 2002.

Report of the Audit Committee

The Board of Directors has an Audit Committee, which oversees the Company’s accounting and financial functions, including matters relating to the appointment and activities of the Company’s independent auditors. The members of the Audit Committee regularly discusses with management and periodically with the outside auditors the financial information developed by the Company, the Company’s systems of internal controls and its audit process. The Audit Committee recommends to the Board of Directors each fiscal year the appointment of the independent auditors and reviews periodically the auditors’ performance and independence. The Audit Committee consists of Messrs. Sherman and Malman. Neither Mr. Sherman nor Mr. Malman is an officer or employee of the Company, and aside from being directors of the Company, each is otherwise independent of the Company (as independence is defined in The National Association of Securities Dealers’ listing standards). The Audit Committee operates under a written charter adopted by the Board of Directors.

The Audit Committee has reviewed the audited consolidated financial statements of the Company as of March 31, 2002, and has discussed them with both management and Deloitte & Touche LLP, the Company’s independent accountants. Management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect, including various matters pertaining to the audit, including the Company’s financial statements, the report of the independent auditors on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by the Company. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with Deloitte & Touche LLP that firm’s independence.

Based on its review of the financial statements and these discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB/A for the fiscal year ended March 31, 2002.

THE AUDIT COMMITTEE
Alexander Sherman
Arthur B. Malman

Compensation of Directors

Each Director is paid a fee of $1,250 per meeting of the Board of Directors attended. Meetings of the Audit and Compensation Committees are generally held in conjunction with Board of Directors meetings and are not separately compensated. The Company reimburses Directors for all out-of-pocket expenses incurred in attending each Board and Committee meeting.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table sets forth the amount of Common Stock owned or deemed beneficially owned as determined under the rules of the Securities and Exchange Commission (the "SEC"), directly or indirectly, by (1) any person (including any "group" as that term defined in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock of the Company, (2) each Director or nominee, (3) the "named executive officers" of the Company (as defined in Item 402 of SEC Regulation S-K), and (4) by all Directors and executive officers of the Company and its subsidiaries, as a group. In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting power or investment power with respect to such security or has the right to acquire beneficial ownership at any time within sixty days after August 23, 2002. As used herein "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose of or direct the disposition of shares. Except as indicated in the notes following the table below, each individual named has sole voting and investment power with respect to the shares listed as being beneficially owned by such individual.

Name of Beneficial Owner	Shares of Common Stock and Nature of Beneficial Ownership	Percent of Common Stock
Israel M. Stein, MD 17 Edge Hill Road Chestnut Hill, MA 02467	524,422(1)	32.9%
Randal J. Kirk The Governor Tyler 1902 Downey Street Radford, VA 24141	588,783(2)	36.9%
Audrey Ho	0	*
Emile Hugen	19,334(3)	1.2%
Arthur B. Malman	12,391(4)	*
Adrian Tennyenhuis	13,351(5)	*
Alexander Sherman	7,500(6)	*
All Directors and Executive Officers as a group (5 persons)	577,085(7)	36.2%

* Indicates less than 1% ownership.

(1) Includes 36,334 shares held in joint tenancy with Dr. Stein's wife as to which Dr. Stein disclaims beneficial ownership. Also includes 71,500 shares issuable upon the exercise of stock options exercisable within 60 days after August 23, 2002.

(2)    Includes 56,230 shares owned by Kirkfield, LLC, 99,801 shares owned by RJK, LLC, and 9,283 shares owned by Zhong Mei, LLC. Mr. Kirk is deemed to have beneficial ownership of all shares owned by Kirkfield, LLC, RJK, LLC and Zhong Mei, LLC.

(3)    Includes 2,500 shares issuable upon the exercise of stock options exercisable within 60 days after August 23, 2002.

(4)    Includes 2,500 shares issuable upon the exercise of stock options exercisable within 60 days after August 23, 2002.

(5)    Includes 2,580 shares issuable upon the exercise of stock options exercisable within 60 days after August 23, 2002.

(6)    Includes 7,500 shares issuable upon the exercise of stock options exercisable within 60 days after August 23, 2002.

(7)    See footnotes (1), (3), (4) (5) and (6).

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires Directors, executive officers and persons who own more than 10% of the outstanding shares of Common Stock of the Company to file with the Securities and Exchange Commission and NASDAQ reports of ownership and changes in ownership of voting securities of the Company and to furnish copies of such reports to the Company. Based solely on a review of copies of such reports furnished to the Company or written representations from certain persons that no reports were required for those persons, the Company believes that all Section 16(a) filing requirements were complied with during the fiscal year ended March 31, 2002.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following tables and notes present the compensation provided by the Company during the last three (3) fiscal years to its top three executive officers for the fiscal year ended March 31, 2002.

	Annual Compensation			Long-Term Compensation
Name and Principal Position	Fiscal Year (1)	Salary ($)(2)	Bonus ($)	Other Annual Compensation ($)(3)	Securities Underlying Options (#)(4)(5)	All other Compensation ($)
Israel M. Stein, M.D. Chief Executive Officer, President and Treasurer	2002 2001 2000	185,000 185,000 185,000	20,000 35,000 0	0 0 0	71,500 35,000 35,000	0 0 0
Adrian Tennyenhuis (2) Senior Vice President of the Company and Managing Director of Vital Diagnostics Pty. Ltd.	2002 2001 2000	84,146 71,065 93,326	16,900 22,986 15,175	20,643 12,446 14,349	2,580 3,938 3,938	0 0 0
Emile Hugen (2) Managing Director Vital Scientific NV	2002 2001 2000	78,493 76,150 78,115	9,906 9,994 10,806	11,862 8,521 0	5,000 12,334 14,334	0 0 0

(1)    The Company's fiscal year ends on March 31 of each year.

(2)    Salaries paid in foreign currency are translated into U.S. dollars at the spot rate on the last day of the fiscal year. At March 31, 2002 the spot rate was
         1.145 Euros and 1.874 Australian dollars to the U.S. dollar, respectively.

(3)    The executive officers named in the Summary Compensation Table did not receive personal benefits or perquisites in excess of the lesser of $50,000 or
         10% of the combined salary and bonus reported with respect to each of fiscal years 2002, 2001, and 2000, unless otherwise shown. The amounts in
         Other Annual Compensation are contributions to a deferred compensation plan in the respective countries.

(4)    The number of securities underlying options has been retroactively restated to reflect a 10% stock dividend on March 27, 1998.

(5)    The aggregate number of options issued pursuant to the Company's 1991 Stock Option Plan and representing the right to purchase shares of the
        Company's Common Stock at a fixed price per share (fair market value on the date of the grant) in accordance with the vesting schedule applicable to each option.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information with respect to the named executive officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.

Name	Number of Shares Acquired On Exercise	Value Realized ($) (1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#) Exercisable Unexercisable		Value of Unexercised In-the-Money Options at Fiscal Year-End ($) (2) Exercisable Unexercisable
Israel M. Stein, M.D.	6,000	25,217	71,500	0	309,244	0
Adrian Tennyenhuis	3,858	22,510	2,580	0	7,716	0
Emile Hugen	9,834	47,728	2,500	2,500	7,182	11,788

_________________

(1) Value realized equals fair market value on the date of exercise, less the exercise price, times the number of shares acquired without deducting taxes or commissions paid by employee.

(2) Value of unexercised options equals fair market value of the shares underlying in-the-money options at March 31, 2002 ($6.73 per share), less exercise price, times the number of options outstanding.

Long-term Incentive Plans - Awards in Last Fiscal Year

The Company maintains no long-term incentive plans for executive officers other than the Company's 1991 Stock Option Plan.

Defined Benefit or Actuarial Plans

The Company maintains no defined benefit or actuarial plans for executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Board of Directors, consisting in fiscal year 2002 of Mr. Malman and Mr. Sherman, was responsible for executive compensation decisions as described below. Mr. Malman is a partner of a law firm which provided legal services to the Company during fiscal 2002 and which may provide legal services to the Company in the future. See "REPORT OF THE COMPENSATION COMMITTEE ON COMPENSATION."

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report and the Stock Performance Graph contained elsewhere herein shall not be incorporated by reference into any such filings nor shall they be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended.

REPORT OF THE COMPENSATION COMMITTEE ON COMPENSATION

During the fiscal year ended March 31, 2002, the Compensation Committee appointed by the Board of Directors of the Company was responsible for (i) establishing and administering the base salaries and cash bonuses of the Company's executive officers, (ii) administering and making recommendations and awards under the Company's 1991 Stock Option Plans. The Compensation Committee is composed exclusively of directors who are not also officers or employees of the Company. During the fiscal year ended March 31, 2002, the Compensation Committee consisted of two Board members, Messrs. Malman and Sherman.

The Company's executive compensation policies are designed to provide levels of cash and equity compensation that will reward and retain experienced executives who will contribute to the Company's performance in the competitive business environment in which the Company operates. The executive compensation program is designed to achieve these goals through a combination of base salary, cash bonuses and long-term incentive compensation in the form of stock options. As noted above, both the cash compensation and equity compensation components of the Company's executive compensation program are determined by the Compensation Committee.

Executive Officer Compensation

Approach and Objectives: The Company's Compensation Committee evaluates, both subjectively and objectively, the Company's financial performance, competitive position, future potential, the individual and group performance of the members of senior management, and compensation levels at comparable companies. In such evaluation, the Compensation Committee reviews data prepared by the Company and employs the business experience of the individual members of the Compensation Committee.

The Compensation Committee has historically established levels of executive remuneration that provide for a base salary intended to allow the Company to hire and retain qualified management. The Compensation Committee has also approved annual incentive bonuses based on individual and Company performance in order to reward achievement. From time to time, the Company has also granted stock options to key employees to bring the stockholders' interests more sharply into their focus and to insure that key employees have an interest in the long-term prospects of the Company.

Annual Salary and Bonus Compensation: Officers and other key employees are compensated within salary ranges that are generally based on similar positions in companies of comparable size and complexity to that of the Company. The annual compensation for each officer is based on a combination of experience, Company and individual performance, general economic conditions, marketplace trends, and other factors deemed important by the Compensation Committee, including the fact that the Company does not offer a defined benefit retirement plan. In addition, consideration is given to salary levels and traditional benefits accorded employees in the part of the world where he or she is employed.

In fiscal 2002, after consideration of recommendations by the Company's Chief Executive Officer, Dr. Stein, other than for himself, the Compensation Committee reviewed and confirmed the compensation for senior management. The salary of the Company's senior management is generally reviewed annually by the Compensation Committee, with the amount of any increases awarded based on aforementioned factors. The Compensation Committee also takes into consideration certain adjustments in salary as required by practice or regulation in the countries in which the Company and its subsidiaries operate.

The Compensation Committee historically has determined the level of bonuses to be awarded to senior management based in the case of Dr. Stein primarily upon the financial performance of the Company, and for other executives primarily on the performance of the operating units for which they are directly responsible. Mr. Hugen and Mr. Tennyenhuis participate in a bonus pool (for management of Vital Scientific and Vital Diagnostics, respectively) equal to 10% of such units profits. Under the Company's incentive bonus plan for fiscal 2002 adopted by the Compensation Committee, certain key employees were eligible to receive a bonus based upon base salary and the operating performance. During fiscal years 2002 and 2001, a bonus was awarded to Messrs. Stein, Hugen and Tennyenhuis. For fiscal 2003, the Compensation Committee is considering similar bonus programs based upon the achievement of certain targeted goals by the Company and its operating units.

Long Term Incentives: Currently, stock options are the Company's primary long-term incentive instrument. The size of the awards has historically been based on guidelines that take salary level, tenure, individual performance rating and importance to the Company into account. All stock options have been granted at exercise prices equal to the market price on the date of grant. The options become exercisable in one, two or three annual installments on either the date of grant or on the first anniversary of the date of grant. The expiration dates are between the sixth and seventh anniversary.

Chief Executive Officer Compensation: In determining the annual salary, bonus, and long-term compensation of Dr. Stein, including stock options, the Compensation Committee considered the performance of the Company and the demonstrated leadership he brings to the Company. In addition to the factors considered for other officers and key employees, the Compensation Committee weighs the important role Dr. Stein plays within the Company as its founder, spokesman and Chief Executive Officer. In view of his substantial ownership of the Company's Common Stock, Dr. Stein has, in the past five fiscal years, declined increases in his base compensation. The annual base compensation of Dr. Stein has increased only once since fiscal 1991; a bonus of $20,000 was awarded to Dr. Stein for fiscal 2002.

The Compensation Committee believes that the Company's executive compensation practices provide an overall level of compensation that is competitive with companies of similar size, complexity and financial performance and that its executive compensation practices have allowed it to retain key personnel whose contribution is needed for the Company's growth and profitability. The Compensation Committee further believes that bonuses and long-term incentives are an important means to incentivize the Company's overall performance and the individual performances of its senior executives and that bonuses are necessary to keep total compensation competitive with executive compensation at similarly situated companies.

As at March 31, 2002,

Compensation Committee:	The Board of Directors:
Arthur B. Malman Alexander Sherman	Israel M. Stein, M.D. Arthur B. Malman Alexander Sherman

______________________________________________

Stock Performance Graph

Set forth below is a line graph comparing the cumulative total return of the Company's Common Stock against the cumulative Total Return NASDAQ Market (U.S. and Foreign) Index and a peer group index that includes companies with SIC Code 382, Analytical Laboratory Instruments. This SIC code includes companies such as Beckman Coulter, Inc., Harden, Inc., Millipore, Inc., and Thermo Bioanalysis and fifty-eight other entities. Cumulative total return is measured assuming an initial investment of $100 at March 31, 1997 and the reinvestment of any dividends through the fiscal year ending March 31, 2002. The performance and trends depicted in the graph below are not necessarily indicative of actual or likely performance or trends for subsequent or future periods.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

AMONG NOVITRON INTERNATIONAL, INC., THE TOTAL RETURN NASDAQ MARKET (US & Foreign) INDEX AND A PEER GROUP

*Assumes $100 invested on 3/31/97
including reinvestment of dividends.
Fiscal year ending March 31, 2002.

PROPOSAL NO. 2 – Ratification of THE Novitron International 2002 Incentive and Stock Plan

The Board of Directors has adopted and recommends that the shareholders approve the 2002 Incentive and Stock Plan (the "Plan") pursuant to which the Company may grant incentive and nonqualified stock options to employees, officers and directors of, and consultants or advisors to the Company and its subsidiaries. The Board believes that the ability to attract and retain outstanding executives, key employees, and other crucial individuals is critical to the continuing success of the Company and that the ability to grant stock options is important to the achievement of this objective. The Board also believes that the proposed Plan will allow the Company to continue to provide key employees a significant identity of interest with the Company shareholders. Approval of the Plan is expected to make available enough Common Shares so that the Company can accomplish these goals.

The following summary is a brief description of the Plan. This summary is qualified in its entirety by reference to the Plan and is to be interpreted solely in accordance with the Plan, a copy of which is attached as Exhibit A to this Proxy Statement.

Types of Options. Options granted pursuant to this Plan ("Options") shall be authorized by the board of directors of the Company (the "Board of Directors"), or the Committee and may be either incentive stock options issued in accordance with Section 422 of the Code ("Incentive Stock Options") or non-statutory options which are not intended to meet the requirements of Section 422 of the Code ("Non-Qualified Options").

Administration. This Plan will be administered by the Board of Directors, and its construction and interpretation of the terms and provisions of this Plan shall be final and conclusive. The Board of Directors may in its sole discretion (A) grant Options to purchase shares of the Common Stock, and issue shares of the Common Stock upon exercise of such Options as provided in this Plan, (B) grant Purchase Rights and issue shares of the Common Stock upon the exercise of such Purchase Rights, and (C) grant Awards and issue shares pursuant to such Awards.

To the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") or any successor rule ("Rule 16b-3")), the Board of Directors may delegate any or all of its powers under this Plan to a committee consisting solely of members of the Board of Directors of the Company (the "Committee") appointed by the Board of Directors.

Options, Purchase Rights and Awards may be granted to members of the Board of Directors. All grants of Options, Purchase Rights and Awards made to members of the Board of Directors shall be made in all other respects in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board of Directors who are either (A) eligible for Options, Purchase Rights or Awards or (B) have been granted Options, Purchase Rights or Awards may vote on any matters affecting the administration of this Plan or on the grant, other than a grant to himself or herself, of any Option, Purchase Right or Award. Notwithstanding that, any such member may be counted in determining the existence of a quorum at any meeting of the Board of Directors during which action may be taken with respect to the grant to him or her of any Option, Purchase Right or Award.

Participants. Options, Purchase Rights and Awards may be granted to persons who, at the time of grant or award, are employees, officers or directors of, or consultants or advisors to, the Company, provided that the class of employees eligible to receive Incentive Stock Options shall be limited to employees of the Company eligible to receive Incentive Stock Options under the Code.

From and after the registration of the Common Stock of the Company under the Exchange Act, an Option, Purchase Right or Award may be granted to a person required to file reports under Section 16(a) of the Exchange Act only if the timing of such grant, the exercise price or the purchase price of such Option, Purchase Right or Award and the number of shares subject to such Option, Purchase Right or Award is determined either (A) by the full Board of Directors, or (B) by a Committee that is composed solely of two or more Non-Employee Directors (as hereinafter defined). For the purposes of this Plan, a director shall be deemed to be a "Non-Employee Director" only if such person qualifies as a "Non-Employee Director" within the meaning of Rule 16b-3, as such term is interpreted from time to time.

Options may be granted to key employees of the Company or a subsidiary selected by the Committee, including officers named in the Summary Compensation Table.

Number of Shares Authorized. the maximum number of shares of Common Stock of the Company which may be issued and sold under this Plan is Two Hundred and Fifty Thousand (250,000) shares. If an Option, Purchase Right or Award granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Option, Purchase Right or Award shall be available for subsequent grants under this Plan.

Option Terms. Options granted under the Plan will be subject to the following terms and conditions:

Exercise Price of Options. The purchase price per share of stock deliverable upon the exercise of an Option, Purchase Right or Award shall be determined by the Board of Directors, provided that, in the case of an Incentive Stock Option, the exercise price shall not be less than (i) 100% of the fair market value of such stock, at the time of grant of such Option, or (ii) with respect to 10% Stockholders, as provided in paragraph 11(b), 110% of such fair market value. For purposes of this Plan, the term "10% Stockholder" means the owner, at the time of the grant of such Option, of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code).

Payment for Options. Options, Purchase Rights or Awards granted under this Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such Options, Purchase Rights or Awards, or, to the extent provided in the applicable option agreement, purchase agreement, stock restriction agreement or other agreement (A) by delivery to the Company of shares of Common Stock of the Company already owned by the grant holder, (B) subject to the consent of the Company, and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of an Option, Purchase Right or Award and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the grant holder’s direction at the time of exercise, (C) by any other means (including, without limitation, by delivery of a promissory note of the grant holder payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of this Plan and with applicable laws and regulations.

Exercise Period. Each Option, Purchase Right or Award and all rights thereunder shall expire on such date as shall be set forth in the applicable agreement, except that, in the case of an Incentive Stock Option, such date shall not be later than ten years after the date on which the option is granted or, with respect to 10% Stockholders, not later than 5 years after the date on which the Option is granted.

Exercise of Options, Purchase Rights or Awards. Each Option, Purchase Right or Award granted under this Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such Option, Purchase Right or Award, subject to the provisions of this Plan.

Nontransferability of Options. Incentive Stock Options, and all other Options granted to Reporting Persons, shall not be assignable or transferable by the grant holder, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the grant holder, shall be exercisable only by the grant holder, except that Non-Qualified Options may be transferred pursuant to a qualified domestic relations order (as defined in the Code).

Effect of Termination of Employment or Other Relationship. Subject to the provisions of this Plan, the Board of Directors shall determine the period of time during which a grant holder may exercise an Option, Purchase Right or Award following (A) the termination of the grant holder’s employment or other relationship with the Company or (B) the death or disability of the grant holder. Nothing in this Plan shall be deemed to give any holder of any Option, Purchase Right or Award the right to be retained in employment or other service by the Company for any period of time.

Additional Provisions. The Board of Directors, in its sole discretion, may include additional provisions in agreements covering Options, Purchase Rights or Awards granted under this Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to grant holders upon exercise of Options, Purchase Rights or Awards, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of this Plan and that such additional provisions shall not cause any Incentive Stock Option granted under this Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

Acceleration, Extension, Etc. Subject to any accounting considerations with respect to "Accounting for Business Combinations" the Board of Directors, in its sole discretion, may (A) accelerate the date or dates on which all or any particular Options, Purchase Rights or Awards granted under this Plan may be exercised or (B) extend the dates during which all, or any particular, Options, Purchase Rights or Awards granted under this Plan may be exercised, provided that no such extension shall be permitted if it would cause such Option, Purchase Right or Award to fail to comply with Section 422 of the Code or Rule 16b-3.

Effective Date. This Plan shall become effective when adopted by the Board of Directors. No Incentive Stock Option granted under this Plan shall become exercisable unless and until this Plan shall have been approved by the Company’s shareholders which shareholder approval must be obtained within twelve months of the Board of Directors’ adoption of this Plan. Subject to the limitations set forth in paragraph 31 hereof, Options, Purchase Rights or Awards may be granted under this Plan at any time after the effective date and before the date fixed for termination of this Plan.

Termination. Unless sooner terminated in accordance with provisions in the Plan, this Plan shall terminate, with respect to Incentive Stock Options only, upon the earlier of (A) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (B) the date on which all shares available for issuance under this Plan shall have been issued pursuant to the exercise or cancellation of Options granted under this Plan. Unless sooner terminated in accordance with paragraph 16, this Plan shall terminate with respect to Options, Purchase Rights or Awards which are not Incentive Stock Options on the date specified in (B) above. If the date of termination is determined under (A) above, then Options, Purchase Rights or Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Options, Purchase Rights or Awards.

Amendment of this Plan. The Board of Directors, at any time and from time to time, may modify or amend this Plan in any respect. Amendments to this Plan shall become effective when adopted by the Board of Directors; provided, however, those amendments requiring shareholder approval under Section 422 of the Code or any successor provision shall become effective when adopted by the shareholders.

Federal Income Tax Consequences of Options. The following is a brief general discussion of the anticipated income tax treatment of the grant and exercise of options to employees and to the Company under current provisions of the Internal Revenue Code.

Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to the Company or the optionee. The optionee will recognize no taxable income and the Company will not be entitled to any tax deduction at the time of exercise of an incentive stock option. However, the amount by which the fair market value of the acquired shares at the time of exercise exceeds the exercise price will be an adjustment to alternative minimum taxable income for purposes of the alternative minimum tax. For the exercise of an incentive stock option to qualify for this tax treatment, the optionee generally must have remained an employee of the Company or a subsidiary from the date of grant until no more than three months before the date of exercise (one year before the date of exercise in the case of an employee who is disabled). This employment requirement does not apply to the exercise of an incentive stock option by an optionee's executor, administrator, or permitted transferee after the optionee's death. If an optionee exercises an incentive stock option more than three months after terminating employment (one year in the case of an employee who is disabled), the exercise of the option will be treated in the same manner as the exercise of a nonqualified option.

If an optionee holds the shares received upon exercise of an incentive stock option for at least two years after the date of grant and for at least one year from the date of exercise, gain or loss on a subsequent sale of the shares will be a long-term capital gain or loss. If an optionee disposes of shares acquired upon exercise of an incentive stock option before the one-year and two-year holding periods are satisfied, the optionee generally will recognize compensation income equal to the lesser of (a) the excess of the fair market value of the stock on the exercise date over the exercise price or (b) the excess of the amount realized on disposition over the exercise price. The amount received in excess of the fair market value on the exercise date will be taxable as a capital gain, and any loss will be treated as a capital loss. The one-year and two-year holding periods do not apply to an optionee's executor, administrator, or permitted transferee after the optionee's death. Upon any such premature disposition by an employee, the Company will be entitled to a deduction in the amount of compensation income realized by the employee. For purposes of calculating the alternative minimum tax for the year of the disposition of a share acquired upon exercise of an incentive stock option, any adjustment to alternative minimum taxable income reported upon exercise of the incentive stock option will be included in the basis of the share.

Nonqualified Options. The grant of a nonqualified option will have no immediate tax consequences to the Company or the optionee. An optionee will recognize compensation income at the time of exercise of a nonqualified option in an amount equal to the difference between the exercise price and the fair market value on the exercise date of the acquired shares. The Company will be entitled to a deduction in the same taxable year and in the same amount as an optionee recognizes compensation income as a result of the exercise of a nonqualified option.

Provision for Foreign Participants. The Board of Directors, without amending this Plan, may modify Options, Purchase Rights or Awards granted to foreign nationals or persons employed outside the United States to take into account differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

Vote Required. Approval of the Plan will require the favorable vote of holders of a majority of the Company Common Shares present in person or by proxy at the meeting and entitled to vote on this proposal.

The Board of Directors recommends approval of the 2002 Incentive and Stock Option Plan.

PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors of the Company, on the recommendation of the Audit Committee, has appointed Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending March 31, 2003. Although stockholder approval of the Board of Directors’ selection of Deloitte & Touche LLP is not required by law, the Board of Directors believes it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors will reconsider its selection of Deloitte & Touche LLP. Deloitte & Touche LLP was the Company's auditor for the fiscal year ended March 31, 2002.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Independent Accountants Fees

Audit Fees: Deloitte & Touche LLP invoiced Novitron International, Inc. and subsidiaries an aggregate of $59,500 in fees for professional services rendered in connection with the audit of financial statements for the fiscal year ended March 31, 2002. Arthur Andersen LLP invoiced Novitron International an aggregate of $7,500 for professional services rendered in connection with the review of the financial statements included in each Quarterly Report on Form 10-QSB during fiscal year 2002. Ernst & Young invoiced Vital Diagnostics approximately $4,000 for professional services rendered in connection with the audit of the financial statements for the fiscal year ended March 31, 2002.

Financial Information Systems Design and Implementation Fees: Deloitte & Touche did not bill us for any professional services rendered to us or our subsidiaries for fiscal year 2002 for financial information systems design or implementation, the operation of our information systems or the management of our local area network.

All Other Fees: Arthur Andersen billed us an aggregate of $1,250 in fees for other services rendered to Novitron International, Inc and its subsidiaries for fiscal year 2002.

The Board of Directors recommends that you vote FOR the proposal to ratify the choice of Deloitte & Touche LLP as the Company's auditors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In fiscal year 2000, Landmark Scientific, Inc., of which Randal J. Kirk is a major shareholder, entered into, at arm’s length, an exclusive distribution arrangement with Vital Scientific NV, the Dutch subsidiary of the Company, for the sales and marketing of certain products of the Company in the eastern half of the United States. For the fiscal year ended March 31, 2002, sales to Landmark Scientific amounted to approximately $51,000.

STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

Any stockholder proposal intended to be presented for consideration at the Company’s 2003 annual meeting of stockholders and included in the Company’s proxy statement, must be submitted to the Company so that it is received at the executive offices of the Company not later than April 7, 2003. Any stockholder desiring to submit a proposal should consult applicable regulations of the SEC.

EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by the Company, and in addition to soliciting stockholders by mail, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders in person or by mail, telephone following the original solicitation.

OTHER MATTERS

As of the date of this proxy statement, management of the Company knows of no matter not specifically referred to above as to which any action is expected to be taken at the Annual Meeting. It is intended, however, that the persons named as proxies will vote the proxies, insofar as the same are not limited to the contrary, in regard to such other matters and the transaction of such other business as may properly be brought before the meeting, as seems to them to be in the best interests of the Company and its stockholders.

August 27, 2002

EXHIBIT A

Novitron International, Inc.

2002 INCENTIVE AND Stock Plan

Purpose.

The purpose of this plan (the "Plan") is to secure for Novitron International, Inc. (the "Company") and its shareholders, the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its parent and subsidiary corporations who are expected to contribute to the Company’s future growth and success. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of this Plan which make express reference to Section 422 of the Code shall apply only to Incentive Stock Options (as that term is defined in this Plan).

Type of Options and Grants; Administration.

Types of Options. Options granted pursuant to this Plan ("Options") shall be authorized by the board of directors of the Company (the "Board of Directors"), or the Committee, as defined in paragraph 2(e)(ii) below, and may be either incentive stock options issued in accordance with Section 422 of the Code ("Incentive Stock Options") or non-statutory options which are not intended to meet the requirements of Section 422 of the Code ("Non-Qualified Options").

Purchase Rights. Pursuant to this Plan, eligible persons may be granted opportunities to make direct purchases ("Purchase Rights") of the Company’s common stock, $0.01 par value (the "Common Stock"). Purchase Rights shall be authorized by the Board of Directors or the Committee.

Awards. Pursuant to this Plan, eligible persons may be granted awards of the Common Stock ("Awards"). Awards shall be authorized by the Board of Directors or the Committee.

Granting of An Option, Purchase Right or Award. Options, Purchase Rights and Awards may be granted under this Plan at any time on or after the date hereof and up to and including the ten year anniversary of the sale hereof. The date of grant of an Option, a Purchase Right or an Award under this Plan will be the date specified by the Board of Directors or the Committee at the time it grants such Option, Purchase Right or Award, except that such date shall not be prior to the date on which the Board of Directors or the Committee approves the grant.

Administration.

(i) Authority. This Plan will be administered by the Board of Directors, and its construction and interpretation of the terms and provisions of this Plan shall be final and conclusive. The Board of Directors may in its sole discretion (A) grant Options to purchase shares of the Common Stock, and issue shares of the Common Stock upon exercise of such Options as provided in this Plan, (B) grant Purchase Rights and issue shares of the Common Stock upon the exercise of such Purchase Rights, and (C) grant Awards and issue shares pursuant to such Awards. Subject to the express provisions of this Plan, the Board of Directors shall have authority to impose conditions on the grant of Options, Purchase Rights or Awards including requiring the recipient thereof to enter into an option agreement, purchase agreement, stock restriction agreement or any other agreements; to prescribe, amend and rescind rules and regulations relating to this Plan; to determine the terms and provisions of the respective option agreements, purchase agreements, stock restriction agreements or other agreements, which need not be identical; to construe the respective option agreements, purchase agreements, stock restriction agreements or any other agreements and this Plan; and to make all other determinations that, in the judgment of the Board of Directors, may be necessary or desirable for the administration of this Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any option agreement, purchase agreement, stock restriction agreement or other agreement in the manner and to the extent it shall deem expedient to carry this Plan into effect; and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under this Plan made in good faith.

(ii) Delegation. To the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") or any successor rule ("Rule 16b-3")), the Board of Directors may delegate any or all of its powers under this Plan to a committee consisting solely of members of the Board of Directors of the Company (the "Committee") appointed by the Board of Directors. If a Committee is so appointed, all references in this Plan to the Board of Directors shall mean and relate to such Committee. The Committee may select one of its members as its chair, and shall hold meetings at such time and places as it may determine. Acts by a majority of the members of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee. All references in this Plan to the Committee shall mean the Board of Directors if no Committee has been appointed. From time to time, the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer this Plan.

(iii) Grant of Options, Purchase Rights and Awards to Members of the Board of Directors. Options, Purchase Rights and Awards may be granted to members of the Board of Directors consistent with the provisions of paragraph 3(b), if applicable. All grants of Options, Purchase Rights and Awards made to members of the Board of Directors shall be made in all other respects in accordance with the provisions of this Plan applicable to other eligible persons. Consistent with the provisions of paragraph 3(b), members of the Board of Directors who are either (A) eligible for Options, Purchase Rights or Awards or (B) have been granted Options, Purchase Rights or Awards may vote on any matters affecting the administration of this Plan or on the grant, other than a grant to himself or herself, of any Option, Purchase Right or Award. Notwithstanding that, any such member may be counted in determining the existence of a quorum at any meeting of the Board of Directors during which action may be taken with respect to the grant to him or her of any Option, Purchase Right or Award.

Applicability of Rule 16b-3. Those provisions of this Plan which make express reference to Rule 16b-3 shall apply only to those persons who are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

Eligibility.

General. Options, Purchase Rights and Awards may be granted to persons who, at the time of grant or award, are employees, officers or directors of, or consultants or advisors to, the Company, provided that the class of employees eligible to receive Incentive Stock Options shall be limited to employees of the Company eligible to receive Incentive Stock Options under the Code. A person who has been granted an Option, Purchase Right or Award, if he or she is otherwise eligible, may be granted additional Options, Purchase Rights or Awards if the Board of Directors shall so determine.

Grants to Reporting Persons. From and after the registration of the Common Stock of the Company under the Exchange Act, an Option, Purchase Right or Award may be granted to a Reporting Person only if the timing of such grant, the exercise price or the purchase price of such Option, Purchase Right or Award and the number of shares subject to such Option, Purchase Right or Award is determined either (A) by the full Board of Directors, or (B) by a Committee that is composed solely of two or more Non-Employee Directors (as hereinafter defined). For the purposes of this Plan, a director shall be deemed to be a "Non-Employee Director" only if such person qualifies as a "Non-Employee Director" within the meaning of Rule 16b-3, as such term is interpreted from time to time.

Stock Subject to Plan.

Subject to adjustment as provided in paragraph 15, the maximum number of shares of Common Stock of the Company which may be issued and sold under this Plan is Two Hundred and Fifty Thousand (250,000) shares. If an Option, Purchase Right or Award granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Option, Purchase Right or Award shall be available for subsequent grants under this Plan. If shares issued upon exercise of an Option, Purchase Right or Award under this Plan are (i) repurchased by the Company pursuant to a stock restriction or similar agreement or (ii) accepted by the Company when tendered in payment of the exercise price of an Option, Purchase Right or Award granted under this Plan, such tendered shares shall again be available for subsequent grants under this Plan, except that in no event shall (A) the total number of shares issued pursuant to the exercise of Incentive Stock Options under this Plan, on a cumulative basis, exceed the maximum number of shares authorized for issuance under this Plan exclusive of shares made available for issuance pursuant to this sentence or (B) the total number of shares issued pursuant to the exercise of Options, Purchase Rights or Awards by Reporting Persons, on a cumulative basis, exceed the maximum number of shares authorized for issuance under this Plan exclusive of shares made available for issuance pursuant to this sentence.

Forms of Agreements.

As a condition to the grant of an Option, Purchase Right or Award under this Plan, each recipient of such Option Purchase Right or Award shall execute an option agreement, purchase agreement, stock restriction agreement or other agreement in such form not inconsistent with this Plan as may be approved by the Board of Directors. Such agreements may differ among recipients.

Purchase Price.

General. The purchase price per share of stock deliverable upon the exercise of an Option, Purchase Right or Award shall be determined by the Board of Directors, provided that, in the case of an Incentive Stock Option, the exercise price shall not be less than (i) 100% of the fair market value of such stock, at the time of grant of such Option, or (ii) with respect to 10% Stockholders, as provided in paragraph 11(b), 110% of such fair market value. For purposes of this Plan, the term "10% Stockholder" means the owner, at the time of the grant of such Option, of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code).

Payment of Purchase Price. Options, Purchase Rights or Awards granted under this Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such Options, Purchase Rights or Awards, or, to the extent provided in the applicable option agreement, purchase agreement, stock restriction agreement or other agreement (A) by delivery to the Company of shares of Common Stock of the Company already owned by the grant holder having a fair market value equal in amount to the exercise price of the Options, Purchase Rights or Awards being exercised, (B) subject to the consent of the Company, and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of an Option, Purchase Right or Award and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the grant holder’s direction at the time of exercise, (C) by any other means (including, without limitation, by delivery of a promissory note of the grant holder payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of this Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (D) by any combination of such methods of payment. The fair market value of any shares of Common Stock delivered upon exercise of any Option, Purchase Right or Award shall be determined in accordance with paragraph 6(c) and the fair market value of any other non-cash consideration which may be delivered upon exercise of an Option, Purchase Right or Award shall be determined by the Board of Directors.

Determination of Fair Market Value. If, at the time an Option, Purchase Right or Award is granted, the Company’s Common Stock is publicly traded, "fair market value" shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date such Option, Purchase Right or Award is granted; and shall mean (A) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (B) the last reported sale price (on that date) of the Common Stock on the Nasdaq Stock Market, if the Common Stock is not then traded on a national securities exchange; or (C) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not traded on a national securities exchange or reported on the Nasdaq Stock Market. If the Common Stock is not publicly traded at the time an Option, Purchase Right or Award is granted, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Board of Directors after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Company’s capital stock in private transactions negotiated at arm’s length.

Exercise Period.

Each Option, Purchase Right or Award and all rights thereunder shall expire on such date as shall be set forth in the applicable agreement, except that, in the case of an Incentive Stock Option, such date shall not be later than ten years after the date on which the option is granted or, with respect to 10% Stockholders, as provided in paragraph 11(b), not later than 5 years after the date on which the Option is granted. In all cases, Options shall be subject to earlier termination as provided in this Plan.

Exercise of Options, Purchase Rights or Awards.

Each Option, Purchase Right or Award granted under this Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such Option, Purchase Right or Award, subject to the provisions of this Plan.

Nontransferability of Options.

Incentive Stock Options, and all other Options granted to Reporting Persons, shall not be assignable or transferable by the grant holder, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the grant holder, shall be exercisable only by the grant holder, except that Non-Qualified Options may be transferred pursuant to a qualified domestic relations order (as defined in the Code).

Effect of Termination of Employment or Other Relationship.

Except as provided in paragraph 10(b) or 11(d) as to Incentive Stock Options, and subject to the provisions of this Plan, the Board of Directors shall determine the period of time during which a grant holder may exercise an Option, Purchase Right or Award following (A) the termination of the grant holder’s employment or other relationship with the Company or (B) the death or disability of the grant holder. Such periods shall be set forth in the agreement evidencing such Option, Purchase Right or Award.

Subject to paragraphs 11(d) and 25, if a holder of an Incentive Stock Option ceases to be employed by the Company other than by reason of death or disability, as defined in paragraph 11(d), no further installments of his or her Incentive Stock Options shall become exercisable; and his or her Incentive Stock Options shall terminate after the passage of three (3) months from the date of termination of his or her employment, (or such lesser period as may be specified in the applicable option agreement) although the agreement with respect to such Option may designate a longer exercise period and may provide that exercise after such three month period shall be treated as the exercise of a Non-Qualified Stock Option under the Plan. In no event shall Incentive Stock Options be exercisable after their specified expiration dates, except to the extent that such Incentive Stock Options (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 22. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service), provided that such leave does not exceed ninety (90) days or such longer period during which such grant holder’s right to re-employment is guaranteed by statute. A bona fide leave of absence with the written approval of the Board of Directors shall not be considered an interruption of employment under this Plan, provided that such written approval contractually obligates the Company to continue the employment of such grant holder after the approved period of absence. Incentive Stock Options granted under this Plan shall not be affected by any change of employment within or among the Company, so long as such grant holder continues to be an employee of the Company. Nothing in this Plan shall be deemed to give any holder of any Option, Purchase Right or Award the right to be retained in employment or other service by the Company for any period of time.

Incentive Stock Options.

Options granted under this Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

Express Designation. All Incentive Stock Options granted under this Plan shall be specifically designated as such, at the time of grant, in the option agreement covering such Incentive Stock Options and Options not so expressly designated shall be deemed to be Non-Qualified Options.

10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under this Plan is a 10% Stockholder, then (A) the purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and (B) the option exercise period shall not exceed five years from the date of grant.

Dollar Limitation. Options granted to any employee under this Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000 or such other amount as shall be established under the Code as the yearly maximum amount.

Termination of Employment, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the grant holder is, and has been continuously since the date of grant of his or her Option, employed by the Company, except that (A) if the grant holder dies while in the employ of the Company, or within three (3) months after the grant holder ceases to be such an employee (other than as a result of a discharge for "cause" as defined in paragraph 25), the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date the grant holder ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement); and (B) if the grant holder becomes disabled while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the grant holder ceases to be an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement). For the purposes of this Plan, the term "disabled" or "disability" shall refer to "permanent and total disability" as defined in Section 22(e)(3) of the Code. For all purposes of this Plan and any Option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

Additional Provisions.

Additional Provisions. The Board of Directors, in its sole discretion, may include additional provisions in agreements covering Options, Purchase Rights or Awards granted under this Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to grant holders upon exercise of Options, Purchase Rights or Awards, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of this Plan and that such additional provisions shall not cause any Incentive Stock Option granted under this Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

Acceleration, Extension, Etc. Subject to any accounting considerations with respect to "Accounting for Business Combinations" pursuant to Accounting Principles Board Opinion No. 16, the Board of Directors, in its sole discretion, may (A) accelerate the date or dates on which all or any particular Options, Purchase Rights or Awards granted under this Plan may be exercised or (B) extend the dates during which all, or any particular, Options, Purchase Rights or Awards granted under this Plan may be exercised, provided that no such extension shall be permitted if it would cause such Option, Purchase Right or Award to fail to comply with Section 422 of the Code or Rule 16b-3.

General Restrictions.

Investment Representations. The Company may require any person to whom an Option, Purchase Right or Award is granted, as a condition of exercising such Option, Purchase Right or Award, to give written assurances, in substance and form satisfactory to the Company, to the effect that such grant holder is acquiring the Common Stock subject to the Option, Purchase Right or Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effect as the Company deems necessary or appropriate to comply with federal and applicable state securities laws or to comply with covenants or representations made by the Company in connection with any public offering of its Common Stock.

Compliance With Securities Laws. Each Option, Purchase Right or Award shall be subject to the requirement that if, at any time, counsel to the Company shall determine at any time that the listing, registration or qualification of the shares subject to such Option, Purchase Right or Award upon any securities exchange or under any state or federal law, or that the consent or approval of any governmental or regulatory body, or the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option, Purchase Right or Award may not be exercised, in whole or in part, unless such listing, registration, qualification, consent, approval, disclosure or satisfaction shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration, qualification, consent or approval or to make such disclosure or to satisfy such condition.

Lock-up. By accepting any Option, Purchase Right or Award granted under this Plan, each grant holder thereby agrees that, if the Company offers any of its Common Stock for sale pursuant to a registration statement under the Securities Act, such grant holder will not, without the prior written consent of the Company, offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any shares purchased upon exercise of any Option, Purchase Right or Award granted under this Plan for a period of 180 days after the effective date of such registration statement.

Rights as a Shareholder.

The holder of an Option, Purchase Right or Award shall have no rights as a shareholder with respect to any shares covered by the Option, Purchase Right or Award (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date such grant holder has exercised such Option, Purchase Right or Award and delivered payment of the purchase price for such shares to the Company in accordance with the terms of the option agreement, purchase agreement, stock restriction agreement or other agreement, governing such Option, Purchase Right or Award. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such Option, Purchase Right or Award is so exercised.

Adjustment Provisions for Recapitalizations and Related Transactions.

General. If, through or as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (A) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (B) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance under this Plan, (y) the number and kind of shares or other securities subject to any then outstanding Options, Purchase Rights or Awards under this Plan, and (z) the price for each share subject to any then outstanding Options, Purchase Rights or Awards under this Plan, without changing the aggregate purchase price as to which such Options, Purchase Rights or Awards remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this paragraph 15 if such adjustment would cause the Plan or any Option, Purchase Right or Award to fail to comply with Section 422 of the Code or Rule 16b-3.

Board Authority to Make Adjustments. Any adjustments under this paragraph 15 will be made by the Board of Directors, whose determination as to what adjustments, if any will be made and the extent thereof will be final, binding and conclusive. Upon exercise of an Option, Purchase Right or Award, the Company may at the discretion of the Board of Directors, pay to the holder of an Option, Purchase Right or Award cash equal to the fair market value of any fractional shares created by any such adjustments.

Merger, Consolidation, Asset Sale, Liquidation, etc.

General. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (in each case, a "Sale Transaction") or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may take, in its discretion, any one or more of the following actions as to outstanding Options, Purchase Rights or Awards: (A) provide that such Options, Purchase Rights or Awards shall be assumed, or equivalent Options, Purchase Rights or Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (B) upon written notice to the grant holder provide that all unexercised Options, Purchase Rights or Awards will terminate immediately prior to the consummation of such Sale Transaction or liquidation unless exercised by the grant holder within a specified period following the date of such notice, (C) terminate all Options, Purchase Rights and Awards in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options, Purchase Rights and Awards (to the extent then exercisable) over the exercise price thereof, (D) terminate all Options, Purchase Rights and Awards in exchange for the right to participate in any stock option or other employee benefit plan of any successor corporation (giving proper credit to any grantee of an Option, Purchase Right or Award for that portion of any Option, Purchase Right and Award which has otherwise vested and become exercisable prior to any such Sale Transaction), (E) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the recipient equal to the difference between (x) the Merger Price times the number of shares of Common Stock subject to such outstanding Options, Purchase Rights or Awards (to the extent then exercisable at prices not in excess of the Merger Price) and (y) the aggregate exercise price of all such outstanding Options, Purchase Rights or Awards in exchange for the termination of such Options, Purchase Rights or Awards, or (F) provide that all or any portion of outstanding Options, Purchase Rights or Awards (to the extent then exercisable at prices not in excess of the Merger Price) shall become exercisable in full immediately prior to such Sale Transaction or liquidation. The foregoing actions are subject in all instances to the approval of the Board of Directors and any accounting considerations for any acquisition which is required to be treated as a "pooling of interests" transaction pursuant to Accounting Principles Board ("APB") Opinion No. 16, if any discretionary action by the Board of Directors would otherwise preclude the Company from accounting for any such transaction as a "pooling of interests" under APB Opinion No. 16.

Substitute Options, Purchase Rights or Awards. The Company may grant Options, Purchase Rights or Awards under this Plan in substitution for Options, Purchase Rights or Awards held by employees of another corporation who become employees of the Company or a subsidiary of the Company as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company or by one of its subsidiaries of property or stock of the employing corporation. The Company may direct that substitute Options, Purchase Rights or Awards be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

Provisions of this Paragraph 16 not in Limitation of Specific Terms in Option, Purchase Right or Award Instruments. Notwithstanding subparagraphs (a) and (b) of this paragraph 16, if an instrument evidencing an Option, Purchase Right or Award shall provide for a result that is more favorable to the holder of such instrument than the actions permitted to be taken by the Board of Directors pursuant to subparagraph 16(a) upon the occurrence of any of the events set forth therein, such instrument shall control. Without limiting the foregoing, the Board of Directors, in its discretion, may take any action that is more favorable to the holder of an Option, Purchase Right or Award than is provided in the instrument evidencing such Option, Purchase Right or Award.

Modification of Incentive Stock Options.

Notwithstanding paragraph 15 or 16, the Board of Directors may refrain, in its sole discretion, from making any adjustments pursuant to paragraph 15 or 16 with respect to Incentive Stock Options if the Board of Directors, after consulting with counsel for the Company, shall determine that such adjustments would constitute a "modification" of such Incentive Stock Options (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such Incentive Stock Options.

Dissolution or Liquidation.

Except as otherwise provided in paragraph 16, if a dissolution or liquidation of the Company shall be proposed, each Option, Purchase Right and Award will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board of Directors.

Issuances of Securities.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options, Purchase Rights or Awards. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

Fractional Shares.

In lieu of the issuance of fractional shares under this Plan, the Company may, at the discretion of the Board of Directors, pay to the holder of an Option, Purchase Right or Award upon exercise thereof cash equal to the fair market value of any fractional shares issuable upon such exercise.

Conditions and Restrictions.

If any person or entity owning restricted Common Stock obtained by exercise of an Option, Purchase Right or Award made hereunder receives shares or securities or cash in connection with a corporate transaction described in paragraph 15 or 16 as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Board of Directors.

Conversion of Incentive Stock Options into Non-Qualified Options; Termination of Incentive Stock Options.

Conversion of Incentive Stock Options into Non-Qualified Stock Options. The Board of Directors, at the written request or with the written consent of any holder of an Incentive Stock Option, may take such actions, in its discretion, as may be necessary to convert such grant holder’s Incentive Stock Options (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the grant holder is an employee of the Company at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Board of Directors (with the consent of the grantee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board of Directors in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in this Plan shall be deemed to give any grant holder the right to have such grant holder’s Incentive Stock Options converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board of Directors shall take appropriate action.

Incentive Stock Options Granted Prior to Shareholder Approval. No Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company’s shareholders, which shareholder approval must be obtained within twelve months of the Board of Directors’ adoption of the Plan. If such shareholder approval is not obtained within twelve months after the Board of Directors’ adopting the Plan, no Options previously granted under the Plan shall be deemed to be Incentive Stock Options, but shall instead be deemed to be Non-Qualified Stock Options. In the case of an amendment to the Plan and to the extent that such amendment was required to enable the Company to grant Incentive Stock Options, no Incentive Stock Option granted after the date of such amendment shall become exercisable unless and until such amendment shall have been approved by the Company’s shareholders. If such shareholder approval is not obtained within twelve months of such amendment’s adoption by the Board of Directors, Incentive Stock Options granted under the Plan on or after the date of such amendment shall be deemed to be Non-Qualified Stock Options to the extent that such amendment was required to enable the Company to grant such Incentive Stock Options.

Governmental Regulation.

The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

Notice to Company of Disqualifying Disposition.

By accepting an Incentive Stock Option granted under this Plan, each holder of an Incentive Stock Option thereby agrees to notify the Company in writing immediately after such holder makes a Disqualifying Disposition (as such term is used in Section 422(b)(2) of the Code) of any shares acquired pursuant to the exercise of an Incentive Stock Option.

No Exercise of an Option, Purchase Right or Award if Engagement or Employment Terminated for Cause.

If the employment of a holder of an Option, Purchase Right or Award is terminated by his or her voluntary resignation or for "Cause," any Option, Purchase Right or Award shall terminate on the date of such termination and such Option, Purchase Right or Award shall thereupon not be exercisable to any extent whatsoever. "Cause" is conduct by the grant holder, as determined by the Board of Directors, constituting one or more of the following: (A) gross misconduct which is materially injurious to the Company; or (B) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company; or (C) the unauthorized disclosure of any trade secret or confidential information of the Company or any third party who has a business relationship with the Company or the violation of any noncompetition covenant or assignment of inventions obligation with the Company; or (D) the commission of any act which induces any customer or prospective customer of the Company to break a contract with the Company or to decline to do business with the Company; or (E) the conviction of a felony involving any financial impropriety or which would materially interfere with the grant holder’s ability to perform his or her services for the Company or otherwise be injurious to the Company; or (F) the failure to perform in a material respect his or her employment obligations without proper cause. In making such determination, the Board of Directors shall act fairly and in utmost good faith. For the purposes of this paragraph 25, termination of employment shall be deemed to occur when the grantee receives notice that his or her employment is terminated.

No Special Employment Rights.

Nothing contained in this Plan or in any Option, Purchase Right or Award shall confer upon any grant holder any right with respect to the continuation of his or her employment by the Company or any right to interfere in any way or at any time with the Company’s right to terminate such employment or the Company’s increase or decrease of the compensation of such holder.

Other Employee Benefits.

Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an Option, Purchase Right or Award or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

Withholding.

The Company shall have the right, as a condition of option exercise or share transfer, to require payment by the option holder to the Company or to deduct from payments of any kind otherwise due to any grant holder any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options, Purchase Rights or Awards under this Plan or the transfer of any shares so issued. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, a grant holder may elect to satisfy such obligations, in whole or in part, (A) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option, Purchase Right or Award or (B) by delivering to the Company shares of Common Stock already owned by the grant holder. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. A grant holder who has made an election pursuant to this paragraph 28(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

Cancellation and New Grant of Options, Purchase Rights or Awards, Etc.

The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected grant holders, (A) the cancellation of any or all outstanding Options, Purchase Rights or Awards under this Plan and the grant in substitution therefor of new Options, Purchase Rights or Awards under this Plan covering the same or different numbers of shares of Common Stock and having an exercise price per share which may be lower or higher than the exercise price per share of the canceled Options, Purchase Rights or Awards or (B) the amendment of the terms of any and all outstanding Options, Purchase Rights or Awards under this Plan to provide an exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding Options, Purchase Rights or Awards.

Effective Date and Duration of this Plan.

Effective Date. This Plan shall become effective when adopted by the Board of Directors. No Incentive Stock Option granted under this Plan shall become exercisable unless and until this Plan shall have been approved by the Company’s shareholders which shareholder approval must be obtained within twelve months of the Board of Directors’ adoption of this Plan. Subject to the limitations set forth in paragraph 31 hereof, Options, Purchase Rights or Awards may be granted under this Plan at any time after the effective date and before the date fixed for termination of this Plan.

Termination. Unless sooner terminated in accordance with paragraph 16, this Plan shall terminate, with respect to Incentive Stock Options only, upon the earlier of (A) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (B) the date on which all shares available for issuance under this Plan shall have been issued pursuant to the exercise or cancellation of Options granted under this Plan. Unless sooner terminated in accordance with paragraph 16, this Plan shall terminate with respect to Options, Purchase Rights or Awards which are not Incentive Stock Options on the date specified in (B) above. If the date of termination is determined under (A) above, then Options, Purchase Rights or Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Options, Purchase Rights or Awards.

Amendment of this Plan.

The Board of Directors, at any time and from time to time, may modify or amend this Plan in any respect. Amendments to this Plan shall become effective when adopted by the Board of Directors; provided, however, those amendments requiring shareholder approval under Section 422 of the Code or any successor provision shall become effective when adopted by the shareholders.

The termination or any modification or amendment of this Plan shall not affect the rights of any grant holder under an Option, Purchase Right or Award without the consent of such holder. With the consent of the affected grant holder, the Board of Directors may amend outstanding agreements governing an Option, Purchase Right or Award in a manner not inconsistent with this Plan. The Board of Directors shall have the right to amend or modify (A) the terms and provisions of this Plan and of any outstanding Incentive Stock Options granted under this Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (B) the terms and provisions of this Plan and of any outstanding Options, Purchase Rights or Awards to the extent necessary to qualify any or all such Options, Purchase Rights or Awards for an exemption under Rule 16b-3.

Provision for Foreign Participants.

The Board of Directors, without amending this Plan, may modify Options, Purchase Rights or Awards granted to foreign nationals or persons employed outside the United States to take into account differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

Adopted by the Board of Directors and the shareholders of the Company as of __________________, 2002

_______________________

PROXY                                                         NOVITRON INTERNATIONAL, INC.

Annual Meeting of Stockholders to be held September 27, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoint(s) Israel M. Stein and Anil Khosla, and each or any of them, with full power of substitution, as proxies of the undersigned for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of Novitron International, Inc. (the "Company") to be held at 10:00 a.m. at the offices of Peabody & Arnold, Seventh Floor, 50 Rowes Wharf, Boston, Massachusetts on Friday, September 27, 2002, and any adjourned sessions, and there to vote and act upon the matters stated herein in respect of all shares of stock of the Company which the undersigned will be entitled to vote or act upon, with all powers the undersigned would possess if personally present.

(continued, and to be signed and dated, on other side)

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Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders

NOVITRON INTERNATIONAL, INC.
September 27, 2002

Please Detach and Mail in the Envelope Provided

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1.     To elect as Directors the four nominees listed below:

        FOR _______          WITHHOLD AUTHORITY _______

                    Israel M. Stein         Randal J. Kirk          Arthur Malman          Audrey Ho

Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of such nomiriee(s) in the space provided below. To vote for or withhold authority for all nominees, check the appropriate box above.)

                    _____________________________________________________

2.    Approval of the 2002 Incentive and Stock Plan:

                FOR _______ AGAINST _______ ABSTAIN _______

3. To ratify the selection of Deloitte & Touche LLP as the Company’s independent Auditors.

                FOR _______ AGAINST _______ ABSTAIN _______

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. If a nominee for director becomes unavailable, the proxies may vote this proxy for the election of a substitute. Attendance of the undersigned at the meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

PLEASE DATE, SIGN AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S) ___________________________________________________ DATE ______________

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.